                                                                  RULE 424(b)(3)
                                                               FILE NO. 33-61649
                                                                AUTONATION, INC.

                    SUPPLEMENT NO. 10 DATED NOVEMBER 5, 1999
                      TO PROSPECTUS DATED AUGUST 11, 1995

     As a result of a transfer of Common Stock by a Selling Stockholder, the table of Selling Stockholders in the Prospectus is hereby further supplemented as follows:

                                 SHARES BENEFICIALLY    SHARES TO BE OFFERED    SHARES BENEFICIALLY
                                  OWNED PRIOR TO THE       FOR THE SELLING             OWNED
      SELLING STOCKHOLDER              OFFERING         STOCKHOLDER'S ACCOUNT   AFTER THE OFFERING
      -------------------        --------------------   ---------------------   -------------------
      Waynco Investments
       Limited Partnership              733,559                345,000                   388,559
